Exhibit 10.7

WAIVER

Reference is made to that certain promissory note, dated January 7, 2011, issued by Enterologics, Inc., a Nevada corporation (the “Company”), to Surge Partners, Ltd., a Delaware corporation, in the principal amount of $20,000.00 (the “Note”).

The undersigned hereby waives the second sentence of Section 1.02.1 of the Note.

This waiver shall not be deemed to be a waiver, amendment or modification of any other provisions of the Note which shall remain in full force and effect.

Surge Partners, Ltd.

By:	/s/Irv Bader	Date:	1-17-2011
Irv Bader